Van Eck Funds

Supplement dated March 12, 2015 (“Supplement”) to the
Prospectus and Summary Prospectus both dated May 1, 2014, as revised/supplemented on August 14, 2014, and Statement of Additional Information

(“SAI”) dated May 1, 2014, as revised on October 8, 2014 and supplemented on December 30, 2014, of
Multi-Manager Alternatives Fund

This Supplement updates certain information contained in the above-dated Prospectus, Summary Prospectus and SAI for Van Eck Funds (the “Trust”) regarding the Multi-Manager Alternatives Fund (“Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus, Summary Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Board of Trustees has approved a Plan of Liquidation and Dissolution (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and dissolved on or about June 3, 2015 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust.

During the period between the effective date of the Plan (March 12, 2015) and the Liquidation Date, the Fund will engage in business and activities solely for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders, will not employ its principal investment strategies or pursue or achieve its investment objective and will hold a significant cash position. Also during this period, it is anticipated that day-to-day responsibility for directly managing all of the assets of the Fund will transition from the various sub-advisers to Van Eck Absolute Return Advisers Corporation (“VEARA”), the Fund’s investment adviser, and no portion of the Fund’s assets will be managed by an investment sub-adviser. As of the date of this Supplement, VEARA will operate the Fund pursuant to a full exemption from regulation as a commodity pool operator under the Commodity Futures Trading Commission’s Rule 4.5.

In anticipation of the Fund’s liquidation, the Fund will be closed effective March 27, 2015 to new investors and will not accept additional investments from existing shareholders, except in connection with the reinvestment of any dividend or capital gain distributions. Current shareholders of the Fund may, consistent with the requirements set forth in the Prospectus, redeem or exchange their shares into shares of the same class of other series of the Trust at any time prior to the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE